UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/14/2012

LinkedIn Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35168

Delaware	47-0912023
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2029 Stierlin Court
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 687-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

(d)   Consistent with the recommendation of the Board of Directors of LinkedIn Corporation (the "Company") as set forth in the Company's proxy statement for its 2012 annual meeting and the vote of the stockholders at the Company's 2012 annual meeting, the Company is confirming that it adopted a policy to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholders votes on the compensation of executives, expected to be held at the Company's 2018 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LinkedIn Corporation

Date: February 27, 2013	By:	/s/ Erika Rottenberg
Erika Rottenberg
Vice President, General Counsel and Secretary